Exhibit 99.1

OFFER TO LEASE

BETWEEN

RAINMAKER SYSTEMS (CANADA) LTD.

AND

2748134 CANADA INC.

OFFER TO LEASE

Date:	September 23rd, 2008

To:	2748134 CANADA INC.

From:	RAINMAKER SYSTEMS (CANADA) INC. c/o Cushman & Wakefield LePage Inc. 2001 University Street, Suite 1950 Montreal (Québec) H3A 2A6

RAINMAKER SYSTEMS (CANADA) INC., (the “Tenant”) hereby offers to lease from you 2748134 CANADA INC. C/O HYPERTEC BCDR (the “Landlord”) the premises described below on the following terms and conditions:

SECTION 1	PREMISES AND BUILDING

The leased premises shall contain a total gross rentable area of approximately TWENTY THOUSAND (20,000) square feet, on the SECOND (2nd) floor of the building known as 9300 Trans-Canada Highway, in the Borough of St-Laurent, City of Montreal (the “Leased Premises”), as shown outlined in red on the plan annexed hereto as Schedule “A”. The rentable area includes a proportionate share of the common areas of the floor on which the Leased Premises are located and of the Building. The rentable area shall be calculated in accordance with ANSI/BOMA Z65.1-1996 standards and shall be subject to final measurement and certification by Landlord’s architect but shall be no greater than TEN PERCENT (10%). The Tenant shall nonetheless be entitled to verify the calculations made by the Landlord’s architect and in the event of any error(s), the necessary correction(s) shall be made.

The Building comprises all structures and improvements, whether above or below ground and consisting principally, without limitation, together with all improvements, appurtenances and equipment related thereto are hereinafter collectively referred to as the “Building”.

SECTION 2	TERM

The Lease shall be for a term of no less than THREE (3) years commencing on January 1st, 2009 or the first day of the month following thirty (30) days after commencement of the “Tenant Fixturing Period” in the event the Lease Premises are not ready for Fixturing on December 1st, 2008 (the “Commencement Date”), and expiring December 31st, 2011, subject always to Section 12 and to the Tenant’s Renewal Options as described in Section 18.

SECTION 3	ACCESS TO THE LEASED PREMISES

The Tenant shall have access to the Leased Premises from the acceptance of this Offer to Lease at all reasonable times for the purpose of verifying dimensions, site conditions and for the installation of its fixtures and the Tenant shall only be permitted to occupy the Leased Premises, to conduct its business, after December 1st, 2008, or for at least thirty (30) days following the date the Landlord’s Work is complete and the Leased Premises is ready for Tenant Fixturing in the event that occurs later than December 1st 2008, (the “Tenant Fixturing Period”). Any work to be performed by the Tenant within the Leased Premises during the Tenant Fixturing Period shall be coordinated with the Landlord.

Access to the premises during the term of the lease shall be given by way of proximity access cards with photo identification issued to each and every employee of the Tenant a list of whom shall be Submitted in advance to the Landlord.

There shall be an additional one-time charge with respect to issuance of the said cards at the rate of FIFTEEN DOLLARS ($15.00) per access card.

SECTION 4	TENANT FIXTURING PERIOD

The Tenant shall be entitled to utilize the Leased Premises for the period from December 1st, 2008 to December 31st, 2008 to supply and install in the Leased Premises its furniture and moveable effects and to occupy the Leased Premises to conduct its business (the “Tenant Fixturing Period”). During that Tenant Fixturing Period, the terms of the Lease shall apply mutatis mutandis except that the Tenant shall not be required to pay the Basic Rent or its proportionate share of Operating Costs and Real Estate Taxes to the Landlord.

SECTION 5	GROSS RENT

As and from the Commencement Date, the Tenant shall pay to the Landlord yearly in equal and consecutive monthly installments without set off, deduction or compensation, gross rent as follows:

a)	FOUR HUNDRED THOUSAND DOLLARS ($400,000.00) per annum;

b)	Provided Tenant, during such period, shall remain responsible for any amounts of additional rent payable under the Lease, PST and GST shall be added to the Minimum Rent payable.

The Gross Rental Rate, as stipulated herein, shall include the Tenant’s “Proportionate Share” of all general and special real estate taxes, municipal, school or otherwise, surtaxes, water and service charges rates, levies and assessments imposed upon or in respect of the land and the building as well as all Operating costs of the building including all expenses and costs of every kind (subject to limitations set forth below) incurred by or on behalf of the Landlord, acting reasonably, in connection with the ownership, management, administration, operating, supervision, repair, replacement, improvement and maintenance of the Immoveable, including the Leased Premises and electricity charges relating to the Leased Premises.

SECTION 6	UTILITIES

The Tenant shall pay its proportionate share of utilities: including backup power generation, the cost of which is included in the Gross Rent as stipulated herein. Notwithstanding the foregoing, additional charges will be payable by the Tenant with the respect to the installation and usage by the Tenant and its employees of any equipment other than standard office equipment.

SECTION 7	HEATING, VENTILATING, AIR-CONDITIONING

In operating the central building system, the Landlord will cause the Leased Premises to be heated, ventilated, and air conditioned during Building’s business hours as they may exist from time to time and which may include operation on an around-the-clock basis for the perimeter offices, in conformity with the thermal comfort standard as defined in ASHRAE 55-1992, Thermal Environmental Conditions for Human Occupancy, which shall be comparable to other suburban Class “A” buildings. The cost to provide the said services shall form part of Operating Costs save to the extent said services are provided beyond the Building business hours which for the purposes of this Offer to Lease and the Lease shall be 07h00 to 19h00, Monday through Friday, , legal and statutory holidays excluded (“Building business hours”).

SECTION 8	CLEANING

The Landlord shall provide daily and other periodic cleaning services to the Leased Premises, as well as periodic window cleaning, the quality of which is to be consistent with the cleaning services provided in similar class “A” buildings in suburban Montreal at a cost not to exceed ONE DOLLAR ($1.00) per square foot of Rentable Area per annum. The cleaning specifications are more fully set out in schedule “C” attached hereto and the Tenant agrees that the cleaning specifications are subject to modifications by the Landlord, at its sole discretion, from time to time. The Landlord will give reasonable notice to the Tenant with regard to modification to the cleaning specification.

SECTION 9	USE OF LEASED PREMISES

The Tenant shall use the Leased Premises for the purpose only of general offices including a Call Centre or for any other purpose permitted by law which is not incompatible with the nature of the Building, or any exclusivity that may exist at the time of acceptance of this Offer to Lease.

The immediately preceding paragraph shall not be interpreted in any way to affect or to alter the right of the Tenant to sublease the Premises or to assign the Lease for other specific purposes, provided that the use of the Premises by the sublessee or by the assignee complies with municipal by-laws and does not conflict with existing tenant rights or exclusivities.

The Landlord has made no representation or warranty to the Tenant concerning any aspect of the Building or the Leased Premises and the Tenant is solely responsible for satisfying itself concerning the suitability of the Leased Premises for their intended use by the Tenant, the applicable zoning and use restriction by-laws, and availability of permits.

SECTION 10	CONTINUOUS USE

The Landlord shall have no control over the operating hours of the Tenant nor may it insist upon the continuous operation of the Tenant in the Leased Premises. Vacancy or failure to occupy shall not constitute a change of form or destination of the Leased Premises. In the event that the Tenant vacates or fails to occupy the Leased Premises, the Tenant shall nonetheless be responsible for the payment of all rentals attributable to the Leased Premises and for all of its other obligations under the Lease.

SECTION 11	LEASE

The Lease will be prepared by the Landlord and shall include, inter alia, the terms of this Offer to Lease. The Landlord shall submit the Lease to the Tenant within THIRTY (30) days of acceptance hereof. Both parties shall use their best efforts to execute the Lease, and acknowledge that same shall be subject to such reasonable changes as the parties may agree upon acting reasonably, being agreed that the Lease must be signed prior to occupancy of the Leased Premises.

SECTION 12	LANDLORD’S WORK

Prior to December 1st, 2008, the Landlord shall, at its own expense:

•	Demise the Premises as required and repair any floor or ceiling areas pursuant to the said demising , including the painting of the demised partitioning;

•	Install a building standard entrance door and secondary entrance doors as required;

•	Ensure that all building systems are in good working order including HVAC, electrical and sprinklers;

•	Paint the Premises throughout in the Tenant’s choice of colour;

•	Demolish existing offices as required pursuant to the Tenant’s floor layout to be prepared by the Landlord’s designer at Landlord’s cost;

•	Remove all furniture not required by the Tenant;

•	Install new Building Standard carpets selected by Landlord throughout the premises in the Tenant’s choice of colour.

•	Replace all broken or discoloured ceiling tiles;

•	Repair or replace any broken or discoloured lighting fixtures.

SECTION 13	LEASEHOLD IMPROVEMENTS

The Landlord shall allow the Tenant to make alterations to the Leased Premises necessary to the Tenant’s mode of business throughout the Term of the Lease, the whole at the Tenant’s cost and expense, provided that the Tenant receives the Landlord’s prior written approval, said approval not to be unreasonably withheld.

The Landlord and the Tenant agree that the Landlord shall hire construction contractors that will be acceptable to the Tenant acting reasonably.

SECTION 14	MAINTENANCE AND REPAIRS

The Landlord shall, at its own expense, make all major structural repairs and repairs resulting from inherent structural defects or weaknesses, including without limitation, repairs to the footings, foundations, columns, beams, bracing, slabs, roof deck, shear walls and bearing walls. Subject to the provisions of the second paragraph of Section 8, the Landlord shall maintain and repair at the Tenant’s proportionate expense the remainder of the Building, all common facilities, equipment and areas including without limitation, HVAC, plumbing and electrical systems and elevators, and shall perform all such maintenance and repairs in a professional manner in keeping with the first-class character of the Building.

The Tenant agrees to keep the Leased Premises in good repair with the exception of reasonable wear and tear, damage by fire, lighting, tempest, Acts of God or the Queen’s enemies, riots, insurrection, civil commotions, damage resulting from negligence or omission of the Landlord, its agents, assigns, invitees or employees.

SECTION 15	ASSIGNMENT AND SUBLETTING

The Tenant will not assign, sublet, encumber or transfer its interest in this Offer or the Leased Premises, or undergo a change in effective voting control (collectively the “Transfer”), at any time prior to the execution by both parties of the Lease.

Notwithstanding anything to the contrary contained in this Section, the Tenant may, without the Landlord’s prior written consent but subject to a written notice to the Landlord, assign this Lease or sublease the Premises, in whole or in part, to:

1.1.1 Any affiliate of the Tenant within the meaning of subsection 2 of the Canada Business Corporations Act;

1.1.2a In all other instances, the Tenant may assign its Lease or Sublease the premises subject to the Landlord’s prior written consent not to be unreasonably refused. Any attempt to assign or sublease the Premises without such prior written consent of the Landlord shall be deemed to be null and void.

SECTION 16	INSURANCE

Throughout the term of the Lease and any renewal, the Landlord and the Tenant will effect and maintain insurance in accordance with the provisions that will be agreed to by the parties and fully detailed in the Lease.

SECTION 17	PARKING

The Tenant shall have the right to use up to SEVEN (7) parking spaces per ONE THOUSAND (1,000) square feet leased in the Building’s exterior parking lot throughout the Term of the Lease and renewal(s) thereof at no additional cost.

SECTION 18	RENEWAL OPTION

Provided the Tenant is not in default, and has not been in substantial or repetitive default under the Lease and is itself in occupancy of the Leased Premises, the Landlord shall grant to the Tenant one option to renew the Lease for the space it then occupies for a further period of three (3) years upon the same terms and conditions as contained in the Lease at least SIX (6) months prior to the end of the Term, failing which it shall expire and be deemed null and void. Notwithstanding the foregoing, the gross rental rate shall be increased by an amount equal to the cumulative percentage increase from the beginning of the term of the lease of the following factors: the consumer price index as set forth by Statistics Canada, all operating costs and taxes as more fully described in section 5b.

Any option to renew granted to the Tenant under this Section shall be deemed to be a personal right of the Tenant and shall not be assignable or transferable by the Tenant (except to an affiliate) nor shall it pass to or devolve upon any assignee or transferee of this Lease or of the rights granted thereby or subtenant of the whole or a portion of the Leased Premises.

SECTION 19	RIGHT OF FIRST REFUSAL

Provided the Tenant is not in default, and has not been in substantial or repetitive default under the Lease and subject to prior rights already granted to other Tenants of the Building at the time of this Offer to Lease, from and after the Commencement Date and throughout the Term of the Lease, if the Landlord receives a bona fide third party offer to lease, which the Landlord is prepared to accept with respect to the contiguous space comprising TWELVE THOUSAND SIX HUNDRED AND TWELVE (12,612) square feet, the Landlord shall notify the Tenant of its intention to lease the Available Space under the terms and conditions of the said third party offer. This right of first refusal is granted on the totality of the said space and no such right may be exercised on a portion thereof. However, the term of the Available Space shall be co-terminus with that of the Leased Premises.

The Tenant shall have five (5) business days after receiving the Landlord’s written notice to advise the Landlord in writing that it wishes to lease the Available Space.

Should the Tenant elect to lease such Available Space on such terms and conditions (exactly as set out in the third party offer), the Tenant shall forthwith enter into an agreement amending the Lease to include the Available Space so leased. Notwithstanding what may be contained in the third-party offer, the Tenant shall be responsible to carry out any improvements required to the complete exoneration of the Landlord. Any building plans for such space shall be submitted to and approved in advance by the Landlord. Should the Tenant elect not to lease such Available Space or should the Tenant fail to respond in accordance with the provisions of the foregoing paragraphs, the Landlord may, at its own discretion accept the said third party offer and the Tenant shall have no further rights pursuant to this right of first refusal to lease such Available Space until the said space again becomes vacant or otherwise available for leasing at which time the said space shall again become subject to the Tenant’s right of first refusal hereinabove set forth.

Any right of first refusal granted to the Tenant under this Section shall be deemed to be a personal right of the Tenant and shall not be assignable or transferable by the Tenant nor shall it pass to or devolve upon any assignee or transferee of this Lease or of the rights granted thereby or subtenant of the whole or a portion of the Leased Premises.

SECTION 20	OPTION TO EXPAND

Provided the Tenant is not in substantial or repetitive default under the Lease, the Landlord shall grant to the Tenant an Option to Expand the Premises for NINE THOUSAND AND TEN (9,010) square feet of additional space (the ‘Expansion Space’) in the building adjacent to the Premises during the Term of the Lease, at the same Terms and Conditions as in this Offer to Lease. Save and except that the gross rental payable shall be increased by an amount equal to TWENTY DOLLARS ($20.00) per square foot of additional space per annum. Notwithstanding what may be contained in this Offer to Lease, the Tenant shall be responsible to carry out any improvements required to the complete exoneration of the Landlord. However, if this option is exercised within the first year or the term of the lease, the Landlord hereby undertakes to carry out the necessary improvements similar to those carried out with respect to their original space.

The Tenant shall notify the Landlord of its intention to exercise its Option to Expand in writing, at least ONE (1) month prior to occupancy of the Expansion Space.

SECTION 21	SIGNAGE

The Tenant shall be permitted to identify itself on any and all lobby, elevators and ground floor directory boards (for further clarity this right excludes identification on the exterior podium).

The Tenant shall be permitted to install at its own expense its own identification signage only on the floor(s) of the Leased Premises in accordance with building standard signage criteria. The Tenant shall be permitted to install identification signage within the Leased Premises as it sees fit.

The Tenant shall have the right to install its corporate logo on the building’s exterior sign pylon as well as on the building’s façade in a location to be agreed to by the Landlord and Tenant acting reasonable, subject to municipal regulations.

SECTION 22	FORCE MAJEURE

Save and except for those obligations of a financial nature of the Tenant and Landlord, in the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labour troubles, inability to procure materials, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing the work or doing acts required under the terms of this Offer or the Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such delay.

SECTION 23	FURNITURE AND BUILT-INS

The Tenant shall have the right to use all the existing furniture, workstations, chairs and built-ins currently in the Premises at no additional charge throughout the Term of the Lease and renewals thereof. The Tenant shall have the right to re-configure the said workstations as required.

SECTION 24	ACCESS

Subject to force majeure, or reasons beyond the Landlord’s reasonable control, the Tenant, its employees, agents and invitees shall have uninterrupted access to the Leased Premises on an around-the-clock basis throughout the Term of the Lease and any renewal, the whole in accordance with Building rules and regulations provided however that the said procedures will at no time materially impede the operation of the Tenant’s business in the Leased Premises. Whenever referred to in this Offer to Lease, “around-the-clock” means 7 days per week, 24 hours per day, 365 days per year.

The Tenant, its employees shall have uninterrupted access to the building’s large reception area, cafeteria, lounge area and basketball court and fitness studio (subject to signing waivers of non-responsibility). The tenant acknowledges and confirms that it is aware that the basketball court and fitness studio equipment is not maintained in any manner by the Landlord and as consequence thereof, the Tenant assumes full responsibility for any and all injuries that may be sustained by its employees and/or visitors therein to the complete exoneration of the Landlord.

SECTION 25	LANDLORD’S ENTRY

Except in the case of emergency and except for nightly access by the Landlord’s cleaning contractor, the Landlord shall not enter the Leased Premises except upon TWENTY FOUR (24) hours prior notice to the Tenant in which event arrangements will be made for entry by the Landlord in the presence of one of the Tenant’s employees at a mutually convenient time.

SECTION 26	SECURITY

The Tenant shall have the right to use the current card access security system and shall have the right to install video surveillance and related suite security systems to be connected to the building’s main security console.

SECTION 27	ENVIRONMENTAL LIABILITY

The Landlord represents and warrants, to the best of its knowledge and belief, that the land and the Building comply in all material respects with all applicable federal, provincial or local environmental, health and safety statutes and regulations, and that neither the Land nor the Building are subject to any judicial or administrative proceedings alleging the violation of any federal, provincial or local environmental or health and safety statutes or regulations.

The Landlord hereby represents and warrants that the Leased Premises (including the Landlord’s Work and Tenant’s Work performed by the Landlord but excluding any leasehold improvements and other construction made by the Tenant after the Commencement Date), are now and will, at all time throughout the Term of the Lease and any renewal thereof, remain free of any substance deemed to be hazardous to health by lawful authority (such as PCB’s and asbestos) to the extent that the Leased Premises should not be occupied. The Landlord and the Tenant acknowledge that asbestos was present on the 8th floor but the Landlord represents that it has been removed in accordance with industry practice where accessible and in other rare no-accessible areas, has been encapsulated.

Notwithstanding the foregoing, the Landlord and the Tenant acknowledge that the Leased Premises contain encapsulated asbestos and ballasts may contain PCB’s, neither of which is to Landlord’s best knowledge hazardous to health, provided that they are not tampered with or disturbed. Each of the Landlord and the Tenant covenants and agrees that if its employees, contractors, or agents tamper with or disturb such encapsulated asbestos or ballasts, it shall indemnify and save harmless the other from and against all costs, damages, losses, expenses and liabilities caused by or related to such tampering or disturbance.

The Landlord will provide a letter certifying that, to the best of his knowledge and belief, the Landlord’s Work and the Tenant’s Work remain free of any substance deemed to be hazardous to health by lawful authority (such as PCB’s and asbestos) to the extent that the Leased Premises should not be occupied, before the Occupancy Date.

SECTION 28	SUBORDINATION

The Landlord covenants to use reasonable efforts to obtain consents and non-disturbance agreements at the Landlord’s cost, in form and content acceptable to Tenant, with respect to the Tenant’s Lease from all of its present secured creditors and to use its reasonable efforts to obtain non-disturbance agreements from future secured creditors.

All of the Tenant’s rights under this Offer to Lease or the Lease to intervene are subjected and subordinated to any hypothecary creditor’s rights or other holder of any real right upon the Parcel or any other assignee of the Landlord’s rights under this Lease, and the Tenant shall acknowledge such hypothecary creditor or assignee as the Landlord under this Lease, as an essential condition of this Lease. The Landlord undertakes to act diligently to see that such subordination or attornment does not infringe the Tenant’s right of enjoyment of the Leased Premises under this Lease, as long as the Tenant is not in default hereunder.

SECTION 29	QUIET ENJOYMENT

Provided the Tenant is not in substantial default pursuant to any of the terms contained herein or in the Lease, the Tenant shall, subject to the terms and conditions of the Lease, be entitled to peaceful and quiet enjoyment of the Leased Premises throughout the Term and any renewal(s) thereof without interruption or interference by the Landlord or any person claiming through the Landlord.

SECTION 30	PUBLICATION

The Tenant may register a notarial summary (Article 2999.1 CCQ) of the Lease and agrees to submit said summary to the Landlord for its prior approval, the said approval not to be unreasonably withheld. The Tenant shall pay the cost of the preparation and registration of the summary of Lease.

Upon termination of the Lease or any renewals thereof, if requested by the Landlord, the Tenant shall radiate the registration of any said summary of Lease.

SECTION 31	INTERMEDIARIES

The Tenant hereby warrants that the sole real estate broker involved in the negotiation of this Offer to Lease is Cushman & Wakefield LePage Inc. (the “Broker”), and that the payment of any of its fees or commissions shall be made by the Landlord.

SECTION 32	NOTICE

Any notice, demand, request or other instruments which may or are required to be given under this Offer to Lease or the Lease shall be delivered in person or sent by registered mail postage prepaid and shall be addressed:

to the Tenant at:

RAINMAKER SYSTEMS (CANADA) LTD.
900 E. Hamilton Ave., Suite 400
Campbell, CA 95008

Phone:           (408) 626-3800

Fax:                (408) 369-0910

Attention:       Mike Messick

                        Facilities Manager

and to the Landlord c/o:

2748134 Canada Inc.

9300 Trans-Canada Highway

Saint-Laurent (Québec) H4S 1K5

Phone:           (514) 745-4540

Attention:       Jonathan Ahdoot

                        jahdoot@hypertec.ca

SECTION 33	GUARANTEE

Rainmaker Systems Inc. will guarantee the lease obligations of Rainmaker Systems (Canada) Inc.

SECTION 34	MOVE IN AND MOVE OUT

The Tenant will not be charged for any supervision, guard service or cleaning for its initial move in and its move out at the expiry of the Term.

SECTION 35	CONDITION OF LEASED PREMISES AT LEASE TERMINATION

The Tenant will turn the Leased Premises over to the Landlord upon the expiration of the Lease in a “broom clean, as is” condition with no obligation to demolish any of the improvements nor to repair what would to considered normal wear and tear during the occupancy, or acts of God or repairs for which the Landlord is responsible save and except for any extraordinary items and any special installations (i.e. raised floors, vaults, computer rooms and related equipment, special exhaust fan, etc.) or such improvements, which at the time Landlord’s prior written approval had been sought, Landlord had reserved its rights with respect to requiring their removal at Tenant’s cost.

SECTION 36	TIME OF THE ESSENCE

The Landlord and Tenant hereby acknowledge that time is of the essence with respect to all delays and dates mentioned in this Offer to Lease.

SECTION 37	LANGUAGE

Les parties reconnaissent avoir exigé la rédaction en anglais de cette Offre ainsi que tous les documents, avis et procédures judiciaires qui pourront être exécutés, donnés ou intentés à la suite des présentes ou ayant un rapport, direct ou indirect, avec la présente convention./The parties acknowledge having required that this Offer and all documents, notices and judicial proceedings entered into, given or instituted pursuant hereto, or relating directly or indirectly hereto, be drawn up in English.

SECTION 38	EXECUTIVE APPROVAL

This Offer to Lease is subject to the Tenant’s Executive Approval to be transmitted to the Landlord within TEN (10) business days of the acceptance of this Offer to Lease by both parties, failing which this Offer to Lease shall become null and void and of no legal effect.

SECTION 39	ACCEPTANCE

This Offer is open until the 22nd day of September, 2008 at 17h00 after which time it will become null and void and of no effect unless extended by the Tenant in writing. Its acceptance shall be effective only when signed by the Landlord within the time period herein prescribed, subject to any extension by the Tenant as aforesaid. Neither the preparation of this or any form of Offer nor any negotiations entered into by the Landlord and/or the Tenant in connection with its submission shall constitute or imply any commitment by the Landlord and/or the Tenant.

SIGNED AT CAMPBELL, CALIFORNIA, this 24th day of September, 2008.

RAINMAKER SYSTEMS (CANADA) LTD.
(the ‘Tenant’)

Per:	/s/ Steve Valenzuela
	Authorized signatory	(Witness)

ACCEPTED AT MONTRÉAL, this 24th day of September, 2008.

2748134 CANADA INC. C/O HYPERTEC BCDR
(the ‘Landlord’)

Per:	/s/ Jonathan Ahdoot
	Authorized signatory	(Witness)

SCHEDULE “A”

PLAN OF THE LEASED PREMISES

B = 29010 SF
C = 12612 SF
A = 46032 SF

Jonathan Ahdoot
Account Manager

9300 Route TransCanadienne
Ville Saint Laurent, Québec, H4S 1K5

Tel: 800-876-0920 Ext. 5751
Tel: 514-745-4540 Ext. 5751
Fax: 514-745-0937
Cell: 514-585-5088
Email: jahdoot@hypertec.ca
Web: www.hypertec.ca

SCHEDULE “B”

OPTIONS

2.2. Options

2.2.1 Services Billed Yearly

Description		Yearly Payment 3-Year Term
A.	Sanitation and Property Services
–	Full Janitorial Services	$1.00 per sq.ft.

B.	Electrical Services
–	Generator Backed Power	$1.00 per sq.ft.

2.2.2 Services Billed Monthly

Description		Monthly Payment 36-Month Term
A.	Telecommunications Services
–	5Mbps (committed) / 100Mbps (maximum) of redundant internet bandwidth	$300
–	Dedicated PRI connections (23 telephone lines)	$500

B.	Data Center Services
–	Dedicated Data Center Raised Floor Space – Tier III Space;	$17.00 per sq.ft.
–	Dedicated Data Center Raised Floor Space – Tier IV Space;	$23.00 per sq.ft.

C.	IT Services
–	Helpdesk Services	TBD

SCHEDULE “C”

CLEANING SERVICES

OFFICE AREA

Nightly service (except Saturday and Sunday):

-	empty waste baskets
-	remove marks from doors, windows and glass walls
-	wash floors
-	vacuum carpets in hallways
-	remove stains from carpets
-	clean horizontal surfaces (tables and desks)
-	dust picture frames, signs
-	clean kitchen counters
-	remove marks from refrigerator, microwave
-	clean kitchen floor
-	clean kitchen tables and chairs

Occasional services:

-	vacuum all wall to wall carpeting once per week
-	disinfect telephone receivers once per week
-	clean horizontal surfaces once per week
-	clean waste baskets once per month
-	clean diffusers and ventilation grilles once per month
-	vacuum building blinds once per year
-	dust higher surfaces once per year
-	tile/ceramic floors to be stripped and waxed twice per year
-	clean interior and exterior windows twice per year
-	clean higher surfaces three times per year

WASHROOMS AND COMMON AREAS

Nightly service (except Saturday and Sunday)

-	vacuum carpets
-	remove stains from carpets
-	remove marks from walls, doors, windows and glass walls
-	disinfect drinking fountains
-	polish stainless steel
-	wash floors
-	clean horizontal surfaces
-	clean mirrors
-	empty garbage cans
-	clean and disinfect toilets and urinals
-	wash and disinfect washroom floors
-	clean sinks and counters
-	refill distributors

Occasional services

-	clean partitions once per month
-	wash carpets once per month
-	wash emergency exit stairs once per month

The Tenant agrees that the cleaning specifications listed above are subject to modifications by the Landlord, at its sole discretion, from time to time. The Landlord will give reasonable notice to the Tenant with regard to modification to the cleaning specification.